UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        April 29, 2008 (April 29, 2008)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                      1-11151                 76-0364866
-------------------------------         -------             -----------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)           Number)           Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas         77042
---------------------------------------------------------------      ----------
    (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Executive Officers.

Under U.S Physical Therapy, Inc.'s (the "Company") 2007 Executive Officer Incentive Plan, the Company's Chief Executive Officer, Chief Financial Officer and Chief Operating Officer could earn cash bonus awards of up to 50% of base salary in annual incentive compensation calculated using scaled levels of growth in net earnings from continuing operations as compared to prior year results (the "Objective Bonus Portion") and up to 50% of base salary based on specific accomplishments compared to certain other defined performance criteria (the "Subjective Bonus Portion"). These other defined performance criteria included: stock price performance; same store growth; clinic productivity improvements; management development; operational performance relative to the external environment; accretive acquisitions; clinic development including number and quality of new partners recruited; sales and marketing; regulatory compliance; maintaining adequate internal controls; investor relations; quality of earnings; and cash flow including accounts receivable management.

The Compensation Committee of the Board of Directors of the Company has adopted a 2008 Executive Officer Incentive Plan. This 2008 Executive Officer Incentive Plan provides the same bonus potential for the executive officer participants as the 2007 Executive Officer Incentive Plan, except that the Objective Bonus Portion will be calculated using scaled levels of growth in earnings per share as compared to prior year results, instead of net earnings from continuing operations. The Subjective Bonus Portion remains unchanged.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   U.S. PHYSICAL THERAPY, INC.


Dated: April 29, 2008              By:  /s/ LAWRANCE W. MCAFEE
                                      ------------------------
                                              Lawrance W. McAfee
                                            Chief Financial Officer
                               (duly authorized officer and principal financial
                                           and accounting officer)